Exhibit 99.2

CAMBRIDGE-PLANO PARTNERS MOB IV, L.P.

STATEMENTS OF REVENUES

AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007

(UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

CAMBRIDGE-PLANO PARTNERS MOB IV, L.P.

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2006

CONTENTS

Page
Independent Auditors’ Report	2
Statements of Revenues and Certain Expenses	3
Notes to Statements of Revenues and Certain Expenses	4

1717 Main Street Suite 5350 Dallas, TX 75201

Phone	214-243-2900
Fax	214-243-2929
Web	www.uhy-us.com

Independent Accountants’ Report

To the Partners of

Cambridge-Plano Partners MOB IV, L.P.

We have reviewed the statement of revenues and certain expenses of Cambridge-Plano Partners MOB IV, L.P. (the “Partnership”) for the nine-month period ended September 30, 2007. This statement is the responsibility of the Partnership’s management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the statement taken as a whole. Accordingly, we do not express such an opinion.

The statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Material amounts, as described in Note A to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operation of the Partnership are excluded, and the statement is not intended to be a complete presentation of the Partnership’s revenues and expenses.

Based on our review, we are not aware of any material modifications that should be made to the statement of revenues and certain expenses, as defined above, of Cambridge-Plano Partners MOB IV, L.P. for the nine-month period ended September 30, 2007 for it to be in conformity with accounting principles generally accepted in the United States of America.

UHY LLP

Dallas, Texas

November 15, 2007

1717 Main Street Suite 5350 Dallas, TX 75201

Phone	214-243-2900
Fax	214-243-2929
Web	www.uhy-us.com

Independent Auditors’ Report

To the Partners of

Cambridge-Plano Partners MOB IV, L.P.

We have audited the accompanying statement of revenues and certain expenses of Cambridge-Plano Partners MOB IV, L.P. (the “Partnership”) for the year ended December 31, 2006. The statement of revenues and certain expenses is the responsibility of the Partnership’s management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Material amounts, as described in Note A to the statement of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operation of the Partnership are excluded, and the statement is not intended to be a complete presentation of the Partnership’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Cambridge-Plano Partners MOB IV, L.P. for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

UHY LLP

Dallas, Texas

November 15, 2007

CAMBRIDGE-PLANO PARTNERS MOB IV, L.P.

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	Nine months Ended September 30, 2007	Year Ended December 31, 2006
	(Unaudited)
REVENUES
Base rents	$3,405,581	$3,939,340
Tenant reimbursements	1,235,000	1,217,581
Total tenant revenues	4,640,581	5,156,921
CERTAIN EXPENSES
Operating expenses	423,070	494,904
Taxes and insurance	682,554	859,597
Repairs and maintenance	86,786	136,761
General and administrative	70,320	118,427
Management fees	174,827	183,766
Interest expense	2,416,733	1,820,668
Ground lease expense	333,430	475,635
Interest income	(127,313)	(197,046)
Other	72,178	32,966
TOTAL CERTAIN EXPENSES	4,132,585	3,925,678
REVENUES IN EXCESS OF CERTAIN EXPENSES	$507,996	$1,231,243

See accompanying notes to statements of revenues and certain expenses.

CAMBRIDGE-PLANO PARTNERS MOB IV, L.P.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2006

NOTE A – BASIS OF PRESENTATION

Presented herein are the statements of revenues and certain expenses related to the operation of an office building located at 6020 W. Parker Road (the “Property”) in Plano, Texas, which is owned by Cambridge-Plano Partners MOB IV, L.P. (the “Partnership”).

The accompanying statements of revenues and certain expenses have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred by the Partnership in the proposed future operations of the aforementioned property. Items excluded consist of gain related to transfer of ground lease liability to an affiliate, depreciation and general and administrative expenses not directly related to future operations.

The statement of revenues and certain expenses for the nine months ended September 30, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

NOTE B – USE OF ESTIMATES

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the statement of revenue and certain expenses and accompanying notes. Actual results could differ from those estimates.

NOTE C – REVENUE RECOGNITION

The Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to $267,813 (unaudited) for the nine months ended September 30, 2007 and $367,618 for the year ended December 31, 2006, respectively.

CAMBRIDGE-PLANO PARTNERS MOB IV, L.P.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2006

NOTE D – FUTURE MINIMUM RENTS SCHEDULE

Future minimum lease payments to be received by the Partnership as of December 31, 2006 under non-cancelable operating leases are as follows:

Year Ending December 31,
2007	$3,904,326
2008	3,970,937
2009	4,037,455
2010	4,105,030
2011	4,056,948
Thereafter	36,501,323
Total	$56,576,019

The lease agreements generally contain provisions for reimbursement of real estate taxes and certain operating expenses, as well as fixed increases in rent or increases based on fluctuations in the consumer price index.

Approximately 75% of the rental revenues were provided by two tenants during the year ended December 31, 2006. Future minimum rents due from these tenants were approximately $48,500,000 at December 31, 2006.

Approximately 67% of the rental revenues were provided by two tenants during the nine months ended September 30, 2007. Future minimum rents due from these tenants were approximately $46,805,000 (unaudited) at September 30, 2007.

NOTE E – DEBT OBLIGATIONS

During 2003, the Partnership entered into a trust indenture with First Commercial Bank for the issuance of $32,610,000 in taxable variable-rate demand bonds to finance the construction and equipping of the Property. The bonds mature in October 2028 and require monthly payments of interest only which accrue at a variable weekly rate established by a remarketing agent (Merchant Capital, LLC) under the terms of the indenture with a maximum rate of 10% per annum. The variable rates are determined based on the lowest interest rate that would result in the market value of the Bonds being 100% of the principal amount on the date of determination. The rate at December 31, 2006, was 5.35%. As required in the indenture, all principal and interest on the bonds are paid from proceeds of an irrevocable, direct-pay letter of credit issued by KeyBank National Association in favor of First Commercial Bank. KeyBank National Association funds the bond payments under the terms of a reimbursement agreement with the Partnership and functions as the construction loan administrator. The letter of credit expired in October 2006 and was extended until refinancing of the arrangement in March 2007 as discussed below. Under the terms of the letter of credit and the reimbursement agreement, the Partnership paid KeyBank National Association an annual fee of $412,155 for the letter of credit and an administration fee of $1,800 as well as interest on outstanding advances at the variable rates set weekly by the remarketing agent. For the year ended December 31, 2006, the Partnership recognized the letter of credit and administration costs associated with the financing arrangement in interest expense. The bonds were fully funded during March 2007 as discussed below.

CAMBRIDGE-PLANO PARTNERS MOB IV, L.P.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2006

NOTE E – DEBT OBLIGATIONS (Continued)

On March 30, 2007, the Partnership satisfied its obligations under the trust indenture with the proceeds of a $55,040,000 loan agreement with Deutsche Banc. The loan bears interest at 5.877% per annum. The Partnership is required to make monthly interest only payments through April 2012 then begin monthly payments of $325,653, including principal and interest, through maturity on April 1, 2017, at which time the remaining balance is due. The loan is collateralized by the Partnership’s interest in the Property. The obligation requires compliance with certain operational covenants and is subject to a holdback reserve that is released upon the attainment of certain financial ratios.

Interest expense including the amortization of deferred loan costs, recognized on debt obligations was $2,416,733 (unaudited) for the nine months ended September 30, 2007 and $1,820,668 for the year ended December 31, 2006, respectively.

NOTE F – COMMITMENTS AND RELATED PARTY TRANSACTIONS

Ground lease:

The Partnership has a fifty year ground lease for the Property. At the inception of the lease, the lessor abated the rent for a period of six years to obtain a 20% limited partnership interest in the Partnership. Actual lease payments begin in 2010. The Partnership recognizes the lease expense on a straight-line basis over the term of the lease and recognized lease expense of $333,430 (unaudited) for nine months ended September 30, 2007 and $475,635 for the year ended December 31, 2006.

On March 30, 2007, the ground lease was amended to exclude a portion of the land under the lease that was not associated with the Property. The lease obligation for the excluded land was transferred to an affiliate of the Partnership. During the three month period ended March 31, 2007, the Partnership recognized income of $171,592 (unaudited) related to the transfer of the deferred rent liability to the affiliate. This non-recurring income was excluded from the September 30, 2007 statement of revenues and certain expenses. The Partnership will recognize the expense on the straight-line basis over the term of the lease at approximately $107,000 per quarter. Future minimum lease payments for the next five years at March 31, 2007 under the revised lease are as follows:

Year Ending December 31,
2007	$—
2008	—
2009	—
2010	110,870
2011	272,741
Thereafter	21,219,112
Total	$21,602,723

CAMBRIDGE-PLANO PARTNERS MOB IV, L.P.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2006

NOTE F – COMMITMENTS AND RELATED PARTY TRANSACTIONS (Continued)

Management agreement:

The Partnership has contracted with an affiliate for the management, operation, maintenance and marketing of the Property. The contract is for a ten year period and expires in 2014. Under the terms of the agreement, the affiliate receives fees based on cash collected for rent, reimbursable operating expenses and other fees related to charges allowed. Management fees recognized by the Partnership were $174,827 (unaudited) for the nine month period ended September 30, 2007, and $183,766 for the year ended December 31, 2006.

Tenant leases:

The Partnership leases office and engineering space to an affiliate. During 2007, the affiliate executed additional leases from the Partnership for additional office space. The leases expire at various dates through August 2012. Under the terms of the leases, the affiliate pays a combined base rent of approximately $43,600 monthly and is allocated a portion of operating expenses for reimbursement. The Partnership recognized combined base rents and tenant reimbursement revenues for the leases of approximately $298,000 (unaudited) for the nine months ended September 30, 2007 and $92,712 for the year ended December 31, 2006. Future minimum lease payments due under the agreements were $229,261 at December 31, 2006 and $2,578,167 (unaudited) at September 30, 2007.

Equity Transactions:

In March 2007, a limited partner with 59% ownership interest purchased the remaining 40% of the limited partnership from the other limited partners for approximately $7,250,000.

NOTE G – INCOME TAXES

The partners of the Partnership are taxed on their proportionate share of the partnership’s taxable income. Therefore, no provision for federal income taxes has been included in these statements of revenues and certain expenses.

On May 18, 2006, the State of Texas enacted a new law which replaced the existing state franchise tax with a “margin tax,” effective January 1, 2007. For the nine-month period ended September 30, 2007, the Partnership recognized a provision for current tax expense of approximately $30,600 (unaudited) related to the Texas Margin Tax. The expense is included in taxes and insurance in the statement of revenues and certain expenses.

NOTE H – INCOME/LOSS ALLOCATION

The Partnership’s income or loss is allocated to the general partner and limited partners based on their respective ownership percentages.

CAMBRIDGE WALNUT HILL, L.P.

STATEMENTS OF REVENUES

AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007

(UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

CAMBRIDGE WALNUT HILL, L.P.

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2006

CONTENTS

Page
Independent Auditors’ Report	2
Statements of Revenues and Certain Expenses	3
Notes to Statements of Revenues and Certain Expenses	4

1717 Main Street Suite 5350 Dallas, TX 75201

Phone	214-243-2900
Fax	214-243-2929
Web	www.uhy-us.com

Independent Accountants’ Report

To the Partners of

Cambridge Walnut Hill, L.P.

We have reviewed the statement of revenues and certain expenses of Cambridge Walnut Hill, L.P. (the “Partnership”) for the nine-month period ended September 30, 2007. This statement is the responsibility of the Partnership’s management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the statement taken as a whole. Accordingly, we do not express such an opinion.

The statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Material amounts, as described in Note A to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operation of the Partnership are excluded, and the statement is not intended to be a complete presentation of the Partnership’s revenues and expenses.

Based on our review, we are not aware of any material modifications that should be made to the statement of revenues and certain expenses, as defined above, of Cambridge Walnut Hill, L.P. for the nine-month period ended September 30, 2007 for it to be in conformity with accounting principles generally accepted in the United States of America.

UHY LLP
Dallas, Texas November 15, 2007

1717 Main Street Suite 5350 Dallas, TX 75201

Phone	214-243-2900
Fax	214-243-2929
Web	www.uhy-us.com

Independent Auditors’ Report

To the Partners of

Cambridge Walnut Hill, L.P.

We have audited the accompanying statement of revenues and certain expenses of Cambridge Walnut Hill, L.P. (the “Partnership”) for the year ended December 31, 2006. The statement of revenues and certain expenses is the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Material amounts, as described in Note A to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operation of the Partnership are excluded, and the statement is not intended to be a complete presentation of the Partnership’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Cambridge Walnut Hill, L.P. for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

UHY LLP
Dallas, Texas November 15, 2007

CAMBRIDGE WALNUT HILL, L.P.

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	Nine months Ended September 30,	Year Ended December 31,
	2007	2006
	(Unaudited)
REVENUES
Base rents	$1,604,936	$2,102,653
Tenant reimbursements	709,563	861,713
Parking revenue	707,492	959,396
Total tenant revenues	3,021,991	3,923,762
CERTAIN EXPENSES
Operating expenses	264,362	309,374
Taxes and insurance	446,554	537,614
Repairs and maintenance	74,761	109,952
General and administrative	55,286	67,174
Management fees	95,790	114,795
Interest expense	1,280,427	1,668,431
Ground lease expense	160,089	213,453
Other	63,707	111,309
TOTAL CERTAIN EXPENSES	2,440,976	3,132,102
REVENUES IN EXCESS OF CERTAIN EXPENSES	$581,015	$791,660

See accompanying notes to statements of revenues and certain expenses.

CAMBRIDGE WALNUT HILL, L.P.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2006

NOTE A – BASIS OF PRESENTATION

Presented herein are the statements of revenues and certain expenses related to the operation of an office building located at 7115 Greenville Ave (the “Property”) in Dallas, Texas, which is owned by Cambridge Walnut Hill, L.P. (the “Partnership”).

The accompanying statements of revenues and certain expenses have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred by the Partnership in the proposed future operations of the aforementioned property. Items excluded consist of loss related to the write-off of deferred financing costs, depreciation, and general and administrative expenses not directly related to future operations.

The statement of revenues and certain expenses for the nine months ended September 30, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statements of revenues and certain expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

NOTE B – USE OF ESTIMATES

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the statement of revenue and certain expenses and accompanying notes. Actual results could differ from those estimates.

NOTE C – REVENUE RECOGNITION

The Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to $152,593 (unaudited) for the nine months ended September 30, 2007 and $249,180 for the year ended December 31, 2006, respectively.

CAMBRIDGE WALNUT HILL, L.P.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2006

NOTE D – FUTURE MINIMUM RENTS SCHEDULE

Future minimum lease payments to be received by the Partnership as of December 31, 2006 under non-cancelable operating leases are as follows:

Year Ending December 31,
2007	$1,944,463
2008	2,016,784
2009	2,065,255
2010	2,061,429
2011	1,957,902
Thereafter	11,672,632
Total	$21,718,464

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, as well as fixed increases in rent or increases based on fluctuations in the consumer price index.

Approximately 81% of the rental revenues were provided by two tenants during the year ended December 31, 2006. Future minimum rents due from these tenants were approximately $20,004,081 at December 31, 2006.

Approximately 83% of the rental revenues were provided by two tenants during the nine months ended September 30, 2007. Future minimum rents due from these tenants were approximately $18,910,405 (unaudited) at September 30, 2007.

NOTE E – DEBT OBLIGATIONS

On May 3, 2005, the Partnership entered into a promissory note with General Electric Capital Corporation. The total loan commitment was $26,180,873 with a fixed interest rate of 6.21% per annum. The Partnership made monthly principal and interest payments of $153,725 through October 2006.

On November 2, 2006, the Partnership satisfied its obligations under the promissory note with the proceeds of a $28,450,000 loan agreement with Deutsche Banc. The loan bears interest at 5.798% per annum. The Partnership is required to make monthly interest only payments. The loan matures on December 1, 2016, at which time the balance of principal and any accrued interest is due. The loan is collateralized by the Partnership’s interest in the Property. The obligation requires compliance with certain operational covenants and is subject to a holdback reserve that is released upon attainment of certain financial ratios.

Interest expense, including the amortization of deferred loan costs, recognized on the note with Deutsche Banc for the nine months ended September 30, 2007 was $1,280,427 (unaudited) and interest expense, including the amortization of deferred loan costs, recognized on the note with General Electric Capital Corporation and the loan with Deutsche Banc for the year ended December 31, 2006 was $1,668,431.

CAMBRIDGE WALNUT HILL, L.P.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2006

NOTE F – COMMITMENTS AND RELATED PARTY TRANSACTIONS

Ground lease:

The Partnership has a fifty year ground lease for the Property. The Partnership recognizes the lease expense on a straight-line basis over the term of the lease and recognized lease expense of $160,089 (unaudited) for nine months ended September 30, 2007 and $213,453 for the year ended December 31, 2006. Future minimum lease payments for the next five years at December 31, 2006 are as follows:

Year Ending December 31,
2007	$119,236
2008	121,936
2009	124,708
2010	127,548
2011	130,456
Thereafter	11,249,109
Total	$11,872,993

Management agreement:

The Partnership has contracted with an affiliate for the management, operation, maintenance and marketing of the Property. The contract is for a ten year period and expires in 2012. Under the terms of the agreement, the affiliate receives fees based on cash collected for rent, reimbursable operating expenses and other fees related to charges allowed. Management fees recognized by the Partnership were $95,790 (unaudited) for the nine month period ended September 30, 2007, and $114,795 for the year ended December 31, 2006.

Under the terms of the management agreement, leasing commissions are paid to the affiliate based on a percentage of the lease terms at inception, renewal or square footage modification. The fees are capitalized and amortized over the life of the related tenant lease. The Partnership recognized lease commission expenses of $86,104 (unaudited) and $110,913, for the nine months ended September 30, 2007 and for the year ended December 31, 2006, respectively.

Tenant lease:

The Partnership leases office space to the property management company, an affiliate. The lease expires in December 2010. Under the terms of the lease, the affiliate pays a base rent of approximately $5,550 monthly and is allocated a portion of operating expenses for reimbursement. The Partnership recognized combined base rents and tenant reimbursement revenues for the lease of $83,112 (unaudited) for the nine months ended September 30, 2007 and $110,515 for the year ended December 31, 2006. Future minimum lease payments due under the agreement were $279,016 at December 31, 2006.

CAMBRIDGE WALNUT HILL, L.P.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2006

NOTE F – COMMITMENTS AND RELATED PARTY TRANSACTIONS (Continued)

Parking fees:

The Partnership receives $60,000 per month in parking rents from an affiliate. Once the parking lot has stabilized, the Partnership will no longer receive the payments. The Partnership recognized revenues of $540,000 (unaudited) for the nine months ended September 30, 2007 and $720,000 for the year ended December 31, 2006 under this arrangement.

Occupancy Guaranty

As a condition of the debt obligation with General Electric Corporation, an affiliate guaranteed minimum occupancy and rental revenues and the Partnership executed a monthly lease with the affiliate to satisfy this purpose. The lease has no defined term and the required payment was a function of the leased space utilized during the period. The lease was terminated when the debt was refinanced with Deutsche Banc in November 2006. During 2006, the Partnership recognized $18,623 in base rents under the lease.

NOTE G – INCOME TAXES

The partners of the Partnership are taxed on their proportionate share of the partnership’s taxable income. Therefore, no provision for federal income taxes has been included in these statements of revenues and certain expenses.

On May 18, 2006, the State of Texas enacted a new law which replaced the existing state franchise tax with a “margin tax,” effective January 1, 2007. For the nine-month period ended September 30, 2007, the Partnership recognized a provision for current tax expense of approximately $20,200 (unaudited) related to the Texas Margin Tax. The expense is included in taxes and insurance in the statement of revenues and certain expenses.

NOTE H – INCOME/LOSS ALLOCATION

The Partnership’s income or loss is allocated to the general partner and limited partners based on their respective ownership percentages.

COMBINED STATEMENTS OF REVENUES

AND CERTAIN EXPENSES FOR

Cambridge Westgate Medical Center, L.P.

Cambridge Nassau Bay LP

Cambridge Allen Partners, L.P.

Cambridge Howell Medical Plaza, LLC

Cambridge Gorbutt MOB, L.P.

Cambridge-Southlake Partners, L.P.

NINE MONTHS ENDED SEPTEMBER 30, 2007

(UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

CONTENTS

Page
Independent Auditors’ Report	2
Combined Statements of Revenues and Certain Expenses	3
Notes to Combined Statements of Revenues and Certain Expenses	4
Supplemental Information:
Additional Combining Information of Revenues and Certain Expenses -
Nine Months Ended September 30, 2007 (Unaudited)	12
Additional Combining Information of Revenues and Certain Expenses -
Year Ended December 31, 2006	13

1717 Main Street Suite 5350 Dallas, TX 75201

Phone	214-243-2900
Fax	214-243-2929
Web	www.uhy-us.com

Independent Accountants’ Report

To the Partners or Members of

Cambridge Westgate Medical Center, L.P.

Cambridge Nassau Bay L.P.

Cambridge Allen Partners, L.P.

Cambridge Howell Medical Plaza, LLC

Cambridge Gorbutt MOB, L.P.

Cambridge-Southlake Partners, L.P.

We have reviewed the combined statement of revenues and certain expenses of certain partnership properties being considered for acquisition by a third-party (as described in Note A) (collectively, the “Properties”) for the nine-month period ended September 30, 2007. This combined statement is the responsibility of the respective Properties’ management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the combined statement taken as a whole. Accordingly, we do not express such an opinion.

The combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Material amounts, as described in Note A to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operation of the Properties are excluded, and the statement is not intended to be a complete presentation of the Properties’ combined revenues and expenses.

Based on our review, we are not aware of any material modifications that should be made to the combined statement of revenues and certain expenses, as defined above, of the Properties for the nine-month period ended September 30, 2007 for it to be in conformity with accounting principles generally accepted in the United States of America.

Our review was conducted for the purpose of forming an opinion on the basic combined statement of revenues and certain expenses taken as a whole. The additional combining information on page 12 is presented for the purpose of additional analysis of the basic combined statement of revenues and certain expenses rather than to present the results of operations of the individual properties and is not a required part of the basic combined statement of revenues and certain expenses. This additional combining information is the responsibility of the respective Properties’ management. Such information has been subjected to the procedures applied in our review of the basic combined statement of revenues and certain expenses for the nine-month period ended September 30, 2007, and we are not aware of any material modifications that should be made to the information when considered in relation to the basic combined statement of revenues and certain expenses taken as a whole.

UHY LLP

Dallas, Texas

November 15, 2007

1717 Main Street Suite 5350 Dallas, TX 75201

Phone	214-243-2900
Fax	214-243-2929
Web	www.uhy-us.com

Independent Auditors’ Report

To the Partners or Members of

Cambridge Westgate Medical Center, L.P.

Cambridge Nassau Bay L.P.

Cambridge Allen Partners, L.P.

Cambridge Howell Medical Plaza, LLC

Cambridge Gorbutt MOB, L.P.

Cambridge-Southlake Partners, L.P.

We have audited the accompanying combined statement of revenues and certain expenses of certain partnership properties being considered for acquisition by a third-party (as described in Note A) (the “Properties”) for the year ended December 31, 2006. This combined statement is the responsibility of the respective Properties’ management. Our responsibility is to express an opinion on this combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Material amounts, as described in Note A to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operation of the Properties are excluded, and the statement is not intended to be a complete presentation of the Properties’ combined revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of the Properties for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic combined statement of revenues and certain expenses taken as a whole. The additional combining information on pages 12 and 13 is presented for the purpose of additional analysis of the basic combined statement of revenues and certain expenses rather than to present the results of operations of the individual properties and is not a required part of the basic combined statement of revenues and certain expenses. This additional combining information is the responsibility of the respective Properties’ management. Such information has been subjected to the auditing procedures applied in our audit of the basic combined statement of revenues and certain expenses for the year ended December 31, 2006, and, in our opinion, is fairly stated in all material aspects when considered in relation to the basic combined statement of revenues and certain expenses taken as a whole.

UHY LLP

Dallas, Texas

November 15, 2007

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	Nine months Ended September 30, 2007	Year Ended December 31, 2006
	(Unaudited)
REVENUES
Base rents	$7,478,673	$8,313,609
Tenant reimbursements	1,604,340	1,490,546
Total tenant revenues	9,083,013	9,804,155
CERTAIN EXPENSES
Operating expenses	1,361,523	1,618,987
Taxes and insurance	1,096,549	1,282,034
Repairs and maintenance	401,720	387,317
General and administrative	312,148	409,357
Management fees	318,224	341,166
Interest expense	4,226,409	5,016,894
Ground lease expense	168,158	224,211
Other, net	122,718	539,060
TOTAL CERTAIN EXPENSES	8,007,449	9,819,026
REVENUES IN EXCESS OF CERTAIN EXPENSES/ (CERTAIN EXPENSES IN EXCESS OF REVENUES)	$1,075,564	$(14,871)

See accompanying notes to combined statements of revenues and certain expenses.

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

NOTE A - BASIS OF PRESENTATION

The combined statements of revenues and certain expenses relate to the operations of the following properties (collectively, the “Properties” or the “Partnerships”). The statements of revenues and certain expenses of the Properties are being presented on a combined basis considering the relative significance of the individual properties to a potential third-party acquisition.

Property	Property Owner	Location
5282 and 5284 Medical Drive	Cambridge Westgate Medical Center, L.P.	San Antonio, Texas
18100 St. John Drive and 2060	Cambridge Nassau Bay LP	Nassau Bay, Texas
Space Park Drive
1105 N. Central Expressway	Cambridge Allen Partners, L.P.	Allen, Texas
7855 Howell Boulevard	Cambridge Howell Medical Plaza, LLC	Baton Rouge, Louisiana
1545 E. Southlake Boulevard	Cambridge Gorbutt MOB, L.P.	Southlake, Texas
1545 East Southlake Boulevard	Cambridge-Southlake Partners, L.P.	Southlake, Texas

These properties are being considered for acquisition by a third-party. The accompanying combined statements of revenue and certain expenses have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred by the Properties in the proposed future operations of the aforementioned properties. Items excluded consist of loss related to the write-off of deferred financing costs, depreciation expense, and general and administrative expenses not directly related to future operations.

The statement of revenues and certain expenses for the nine months ended September 30, 2007, is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statements of revenues and certain expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

NOTE B – USE OF ESTIMATES

The preparation of the combined statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined statement of revenue and certain expenses and accompanying notes. Actual results could differ from those estimates.

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

NOTE C – REVENUE RECOGNITION

The Properties are being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases for the nine months ended September 30, 2007 and the year ended December 31, 2006, were $458,449 (unaudited) and $689,201, respectively.

NOTE D – FUTURE MINIMUM RENTS SCHEDULE

Future minimum lease payments to be received by the Properties as of December 31, 2006 under non-cancelable operating leases are as follows:

Year Ending December 31,	Amount
2007	$8,290,941
2008	7,906,665
2009	7,251,784
2010	6,911,950
2011	6,385,591
Thereafter	40,960,205
Total	$77,707,136

The lease agreements generally contain provisions for reimbursement of certain property expenses including real estate taxes and operating expenses in total or over base year amounts, as well as fixed increases in rent or increases based on fluctuations in the consumer price index.

Approximately 26% of the rental revenues for the combined properties were provided by two tenants during the year ended December 31, 2006. Future minimum rents from these tenants were approximately $42,372,000 at December 31, 2006.

Approximately 24% of the rental revenues for the combined properties were provided by two tenants during the nine months ended September 30, 2007. Future minimum rents from these tenants were approximately $40,716,560 (unaudited) at September 30, 2007.

NOTE E – DEBT OBLIGATIONS

Cambridge Westgate Medical Center, L.P.

On May 3, 2005, the Partnership entered into a $17,763,095 promissory note with General Electric Capital Corporation. Initial loan proceeds were $13,494,256 with a fixed interest rate of 6.21% per annum. Additional draws for tenant improvements and leasing commissions totaled $834,688 at a variable rate of LIBOR plus 2.5% per annum. The Partnership made monthly principal and interest payments.

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

NOTE E – DEBT OBLIGATIONS (Continued)

Cambridge Westgate Medical Center, L.P. (continued)

On November 2, 2006, the Partnership satisfied its obligation under the promissory note with proceeds from an $18,400,000 loan agreement with Deutsche Banc. The loan bears interest at 5.878% per annum. The Partnership is required to make monthly interest only payments. The loan matures on December 1, 2016, at which time the balance of principal and any accrued interest is due. The loan is collateralized by the Partnership’s interest in the Property. The obligation requires compliance with certain operational covenants and is subject to a holdback reserve that is released upon the attainment of certain financial ratios.

Interest expense, including the amortization of deferred loan cost, recognized on the debt obligations for the nine months ended September 30, 2007 and the year ended December 31, 2006 were $840,507 (unaudited) and $994,339, respectively.

Cambridge Nassau Bay, L.P.

On May 3, 2005, the Partnership entered into a $9,724,202 promissory note with General Electric Capital Corporation. Initial loan proceeds were $6,490,881 with a fixed interest rate of 6.21% per annum. Additional draws for tenant improvements and leasing commissions totaled $1,870,867 at a variable rate of LIBOR plus 2.5%. The Partnership made monthly principal and interest payments.

On November 2, 2006, the Partnership satisfied its obligations under the promissory note with the proceeds from a $14,000,000 loan agreement with Deutsche Banc. The loan bears interest at 5.798% per annum. The Partnership is required to make monthly interest only payments. The loan matures on December 1, 2016, at which time the balance of principal and any accrued interest is due. The loan is collateralized by the Partnership’s interest in the Property. The obligation requires compliance with certain operational covenants and is subject to a holdback reserve that is released upon the attainment of certain financial ratios.

Interest expense, including the amortization of deferred loan cost, recognized on debt obligations for the nine months ended September 30, 2007 and the year ended December 31, 2006 were $631,912 (unaudited) and $568,830, respectively.

Cambridge Allen Partners, L.P.

On January 5, 2005, the Partnership entered into a promissory note with Frost National Bank for construction of a medical office building. The total loan commitment for the construction loan was $9,018,000, with an adjusted floating interest rate of LIBOR plus 2% per annum. The maturity date was January 5, 2009. Initially monthly interest payments were made from the interest reserve in the loan and once those funds were used, the interest payments were made from cash flow of the property.

On the same date in 2005, the Partnership entered into a promissory note with Key Real Estate Equity Capital, Inc. for Mezzanine financing. The mezzanine funding was for $750,000. The interest rate on the mezzanine financing was a base rate of 10% per annum, with a lookback interest which increased the interest rate to 16% per annum.

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

NOTE E – DEBT OBLIGATIONS (Continued)

Cambridge Allen Partners, L.P. (continued)

On October 4, 2006, the Partnership satisfied its obligations under both promissory notes above with the proceeds from a $12,080,000 loan agreement with Deutsche Banc. The loan bears interest at 5.925% per annum. The Partnership is required to make monthly interest only payments. The loan matures on November 1, 2016, at which time the balance of principal and any accrued interest is due. The loan is collateralized by the Partnership’s interest in the Property. The obligation requires compliance with certain operational covenants and is subject to a holdback reserve that is released upon the attainment of certain financial ratios.

Interest expense, including the amortization of deferred loan cost, recognized on the debt obligations for the nine months ended September 30, 2007 and the year ended December 31, 2006 were $551,369 (unaudited) and $542,796, respectively.

Cambridge-Howell Medical Plaza, LLC

On April 6, 2004, the Partnership entered into a promissory note with Bank One, NA for construction of a medical office building. The total loan commitment for the construction loan was $11,250,000. There was an option for a variable interest rate at Prime or a fixed interest rate for 1, 3 or 6 month periods at LIBOR plus 2.25% per annum. This note was modified on October 29, 2004 to a total loan commitment of $14,250,000. The original maturity date was October 6, 2005, but this was extended for one year. Initially monthly interest payments were made from the interest reserve in the loan and once those funds were used, payments were made from cash flow of the property.

On the same dates in 2004, the Partnership also entered into a promissory note with Key Real Estate Equity Capital, Inc. for Mezzanine financing. The initial funding was $2,061,000, which was expanded to $2,660,002. The interest rate on the mezzanine financing was a base rate of 10% per annum, with a lookback interest which increased the interest rate to 16% per annum.

On October 4, 2006, the Partnership satisfied its obligations under both promissory notes above with the proceeds from a $20,560,000 loan agreement with Deutsche Banc. The loan bears interest at 5.885% per annum. The Partnership is required to make monthly interest only payments from December 1, 2006 through November 1, 2008 and principal and interest payments of $121,752 from December 1, 2008 through October 1, 2016. The loan matures on November 1, 2016, at which time the balance of principal and any accrued interest is due. The loan is collateralized by the Partnership’s interest in the Property. The obligation requires compliance with certain operational covenants and is subject to a holdback reserve that is released upon the attainment of certain financial ratios.

Interest expense, including the amortization of deferred loan cost, recognized on the debt obligations for the nine months ended September 30, 2007 and the year ended December 31, 2006 were $928,403 (unaudited) and $1,711,229, respectively.

Cambridge Gorbutt MOB, L.P.

On May 3, 2005, the Partnership entered into a $10,290,165 promissory note with General Electric Capital Corporation. Initial loan proceeds were $9,886,165 with a fixed interest rate of 6.21% per annum. The Partnership made monthly principal and interest payments.

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

NOTE E – DEBT OBLIGATIONS (Continued)

Cambridge Gorbutt MOB, L.P. (continued)

On November 2, 2006, the Partnership satisfied its obligations under the promissory note with the proceeds of a $11,680,000 loan agreement with Deutsche Banc. The loan bears interest at 5.838% per annum. The Partnership is required to make monthly interest only payments. The loan matures on December 1, 2016, at which time the balance of principal and any accrued interest is due. The loan is collateralized by the Partnership’s interest in the Property. The obligation requires compliance with certain operational covenants and is subject to a holdback reserve that is released upon the attainment of certain financial ratios.

Interest expense, including the amortization of deferred loan cost, recognized on the debt obligations for the nine months ended September 30, 2007 and the year ended December 31, 2006 were $533,448 (unaudited) and $673,758, respectively.

Cambridge-Southlake Partners, L.P.

During 2003, the Partnership entered into a trust indenture with First Commercial Bank for the issuance of $8,875,000 in taxable variable-rate demand bonds to finance the acquisition, construction and equipping of the Property. The bonds mature in September 2028 and require monthly payments of interest only which accrue at a variable weekly rate established by a remarketing agent (Merchant Capital, LLC) under the terms of the indenture with a maximum rate of 10% per annum. The variable rates are determined based on the lowest interest rate that would result in the market value of the Bonds being 100% of the principal amount on the date of determination. The rate at December 31, 2006, was 5.35%. The Partnership paid remarketing fees of $4,951 (unaudited) for the nine-months ended September 30, 2007 and $11,016 for the year ended December 31, 2006 (these fees are included in the interest expense listed below.) As required in the indenture, all principal and interest on the bonds are paid from proceeds of an irrevocable, direct-pay letter of credit issued by Citibank (formerly First American Bank) in favor of First Commercial Bank. Citibank (formerly First American Bank) funds the bond payments under the terms of a reimbursement agreement with the Partnership and functions as the construction loan administrator. The letter of credit expired in September 2006 and was extended until refinancing of the arrangement in April 2007 as discussed below. Under the terms of the letter of credit and the reimbursement agreement, the Partnership paid Citibank (formerly First American Bank) an annual fee of $112,050 for the letter of credit as well as interest on outstanding advances at the variable rates set weekly by the remarketing agent. For the nine months ended September 30, 2007 and the year ended December 31, 2006, the Partnership recognized expenses associated with the financing arrangement in interest expense.

In July 2004, the Partnership also entered into a promissory note with Citibank (formerly First American Bank) in the amount of $377,000 at an interest rate of Prime plus 1% per annum. This note had an original maturity date of September 18, 2006, but was extended until the refinancing in April 2007. This note was interest only until September 18, 2005, with payments of principal and interest after that time based on a 25 year amortization.

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

NOTE E – DEBT OBLIGATIONS (Continued)

Cambridge-Southlake Partners, L.P. (continued)

On April 20, 2007, the Partnership satisfied its obligations under the trust indenture and the Citibank note with the proceeds from a $18,640,000 loan agreement with Deutsche Banc. The loan bears interest at 5.9% per annum. The Partnership is required to make monthly interest only payments beginning June 2007 through May 2012. The Partnership is to continue paying a constant principal and interest payment of $110,561 for the period from June 2012 through maturity on May 1, 2017, at which time the balance of principal and any accrued interest is due. The loan is collateralized by the Partnership’s interest in the Property. The obligation requires compliance with certain operational covenants and is subject to a holdback reserve that is released upon the attainment of certain financial ratios.

Interest expense, including the amortization of deferred loan cost, recognized on debt obligations for the nine months ended September 30, 2007 and the year ended December 31, 2006 were $740,770 (unaudited) and $525,942, respectively.

NOTE F – COMMITMENTS AND RELATED PARTY TRANSACTIONS

Ground leases

Cambridge Nassau Bay, LP has two fifty year ground leases with a third party. In addition, Cambridge Allen Partners, LP has a fifty year ground lease with an affiliated partner. The Partnerships recognize the lease expense on a straight-line basis over the term of the lease and recognized lease expense for nine months ended September 30, 2007 and the year ended December 31, 2006 of $168,158 (unaudited) and $224,210, respectively. Future minimum lease payments for the next five years and thereafter at December 31, 2006 are as follows:

Year Ending December 31,	Amount
2007	$151,426
2008	153,520
2009	155,667
2010	157,867
2011	160,123
Thereafter	10,417,525
Total	$11,196,128

The ground leases for Cambridge Nassau Bay, L.P. contain increase provisions based on increase in the consumer price index calculated every fifth anniversary date.

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

NOTE F – COMMITMENTS AND RELATED PARTY TRANSACTIONS (Continued)

Management agreement

The Partnerships have contracted with an affiliate for the management, operation, maintenance and marketing of the Properties. The contracts are for a ten year period and expire at various dates through August 2016. Under the terms of the agreements, the affiliate receives fees based on cash collected for rent, reimbursable operating expenses and other fees related to charges allowed. Management fees recognized by the Partnership for the nine month period ended September 30, 2007 and the year ended December 31, 2006 were $318,224 (unaudited) and $341,165, respectively.

Under the terms of certain management agreements, leasing commissions are paid to the affiliate based on a percentage of lease terms at inception, renewal or square footage modification. The fees are capitalized and amortized over the life of the related tenant lease. The Partnerships recognized lease commission expense of $237,849 (unaudited) and $221,510 during the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.

Tenant leases

The Partnerships lease office spaces to an affiliate for property management. The leases expire at various dates through September 2011. Under the terms of the leases, the affiliates pay a combined base rent of approximately $18,890 monthly (at December 2006) and are allocated a portion of operating expenses for reimbursement. The Partnerships recognized combined base rents and tenant reimbursement revenues for the leases for the nine months ended September 30, 2007 and the year ended December 31, 2006 of $446,586 (unaudited) and $112,408, respectively. Future minimum lease payments due under the agreements were $1,029,149 at December 31, 2006.

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent or increases based on fluctuations in the consumer price index.

Equity transaction

In March 2007, a limited partner with 69% ownership interest Cambridge-Southlake Partners, L.P. purchased the remaining 30% of the limited partnership interest in the entity for $3,517,000.

Occupancy Guaranty

As a condition with certain lenders, an affiliate has guaranteed minimum occupancy and rental revenues and the Partnerships have executed monthly leases with the affiliate to satisfy this purpose. The leases have no defined term and the required monthly payment is a function of the leased space utilized during the period. Excluding a monthly lease with Cambridge Howell Medical Plaza, LLC, required by the Deutsche Bank obligation, the lease agreements expired in 2006 in connection with the refinancing of the General Electric Capital Corporation debt obligations. During the nine months ended September 30, 2007 and the year ended December 31, 2006, the Partnership recognized $221,529 (unaudited) and $174,531, respectively, in combined base rents under the leases.

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2006

NOTE G – CONTINGENCIES

One of the properties is engaged in a tenant dispute and has received a favorable judgment. The Partnership has fully reserved the outstanding tenant receivable associated with this lease at September 30, 2007 and December 31, 2006, pending final realization of the judgment.

The Properties recognized bad debt expense of $61,009 (unaudited) and $92,471 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively, in connection with this disputed receivable.

NOTE H – INCOME TAXES

The partners of the Partnerships are taxed on their proportionate share of the partnership’s taxable income. Therefore, no provision for federal income taxes has been included in these statements of revenues and certain expenses.

On May 18, 2006, the State of Texas enacted a new law which replaced the existing state franchise tax with a “margin tax,” effective January 1, 2007. For the nine-month period ended September 30, 2007, the Partnerships recognized a provision for current tax expense of approximately $48,000 (unaudited) related to the Texas Margin Tax. The expense is included in taxes and insurance in the combined statement of revenues and certain expenses.

NOTE I – INCOME/LOSS ALLOCATION

The Partnerships’ income or loss is allocated to the general partners and limited partners based on their respective ownership percentages.

ADDITIONAL COMBINING INFORMATION OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2007 (UNAUDITED)

	Cambridge Westgate Medical Center L.P.	Cambridge Nassau Bay, L.P.	Cambridge Allen Partners, L.P.	Cambridge Howell Medical Plaza, LLC	Cambridge Gorbutt MOB, L.P.	Cambridge Southlake Partners, L.P.	Total
REVENUES
Base rents	1,871,026	1,388,600	816,660	1,537,204	783,565	1,081,618	7,478,673
Tenant reimbursements	114,852	81,125	377,958	341,487	418,969	269,949	1,604,340
Total tenant revenues	1,985,878	1,469,725	1,194,618	1,878,691	1,202,534	1,351,567	9,083,013
CERTAIN EXPENSES
Operating expenses	420,835	372,716	191,812	167,581	184,923	23,656	1,361,523
Taxes and insurance	244,168	168,449	143,764	152,578	164,463	223,127	1,096,549
Repairs and maintenance	126,437	125,508	48,384	27,776	70,743	2,872	401,720
General and administrative	108,153	55,901	50,699	47,690	29,630	20,075	312,148
Management fees	56,680	43,507	57,289	66,129	58,797	35,822	318,224
Interest expense	840,507	631,913	551,369	928,403	533,447	740,770	4,226,409
Ground lease expense	—	50,738	117,420	—	—	—	168,158
Other, net	74,742	(27,693)	6,857	79,787	78,952	(89,927)	122,718
TOTAL CERTAIN EXPENSES	1,871,522	1,421,039	1,167,594	1,469,944	1,120,955	956,395	8,007,449
REVENUES IN EXCESS OF CERTAIN EXPENSES	114,356	48,686	27,024	408,747	81,579	395,172	1,075,564

See independent auditors’ report

ADDITIONAL COMBINING INFORMATION OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2006

	Cambridge Westgate Medical Center, L.P.	Cambridge Nassau Bay LP	Cambridge Allen Partners, L.P.	Cambridge Howell Medical Plaza, LLC	Cambridge Gorbutt MOB, L.P.	Cambridge- Southlake Partners, L.P.	Total
REVENUES
Base rents	$2,310,560	$1,298,752	$750,133	$1,531,964	$980,035	$1,442,165	$8,313,609
Tenant reimbursements	152,456	—	207,034	257,072	531,723	342,261	1,490,546
Total tenant revenues	2,463,016	1,298,752	957,167	1,789,036	1,511,758	1,784,426	9,804,155
CERTAIN EXPENSES
Operating expenses	543,446	404,107	201,635	211,411	225,425	32,963	1,618,987
Taxes and insurance	296,007	185,787	172,207	194,226	195,883	237,924	1,282,034
Repairs and maintenance	157,250	117,761	41,296	25,457	40,664	4,889	387,317
General and administrative	129,995	98,296	53,875	58,817	40,808	27,566	409,357
Management fees	93,942	26,932	44,996	56,360	72,451	46,485	341,166
Interest expense	994,339	568,830	542,796	1,711,229	673,758	525,942	5,016,894
Ground lease expense	—	67,650	156,561	—	—	—	224,211
Other, net	114,342	20,634	78,801	218,653	113,851	(7,221)	539,060
TOTAL CERTAIN EXPENSES	2,329,321	1,489,997	1,292,167	2,476,153	1,362,840	868,548	9,819,026
REVENUES IN EXCESS OF CERTAIN EXPENSES/ (CERTAIN EXPENSES IN EXCESS OF REVENUES)	$133,695	$(191,245)	$(335,000)	$(687,117)	$148,918	$915,878	$(14,871)

See independent auditors’ report